UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2011

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

99 George Street, 3rd Floor

Toronto, Ontario, Canada  M5A 2N4

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On June 14, 2011, US Gold Corporation (the “Company”) issued a press release announcing that Rob McEwen, as the Chairman, Chief Executive Officer and the largest shareholder of the Company, had proposed a business combination between the Company and Minera Andes Inc.  A copy of the press release is attached to this report as Exhibit 99.1.  The Company issued an additional press release announcing that Mr. McEwen would discuss the proposed business combination at the Company’s annual meeting to be held on June 14, 2011.  A copy of that press release is attached as Exhibit 99.2.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01               Financial Statements and Exhibits.

(d)                    Exhibits.  The following exhibits are furnished with this report:

99.1         Press release dated June 14, 2011.

99.2         Press release dated June 14, 2011.

Cautionary Statement

With the exception of historical matters, information discussed in the exhibit includes forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding the completion of certain business transactions. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions, results of due diligence, regulatory and court approval and decisions of third parties over which the Company has no control, as well as other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

U.S. investors should be aware that US Gold has no “reserves” as defined by Guide 7 adopted by the United States Securities and Exchange Commission (SEC) and are cautioned not to assume that any part or all of the mineralization will ever be confirmed or converted into Guide 7 compliant “reserves.”

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: June 14, 2011	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press release dated June 14, 2011.
99.2	Press release dated June 14, 2011.